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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    December 18, 2000
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                            ON Technology Corporation
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             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)




                      0-26376                           04-3162846
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              (Commission File Number)         (IRS Employer Identification No.)



                                  Waltham Woods
                          880 Winter Street, Building 4
                             Waltham, MA 02451-1449
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                    (Address Of Principal Executive Offices)



                                 (781) 487-3300
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              (Registrant's Telephone Number, Including Area Code)



                                  Waltham Woods
                        880 Winter Street--Building Four
                                Waltham, MA 02451
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5:  Other Events

         ON Technology Corporation ("ON") reports the signing of (i) an Exchange Agreement with Castle Creek Technology Partners LLC ("Castle Creek") pursuant to which (A) the Common Stock Purchase Warrant dated December 29, 1999 issued to Castle Creek shall be exchanged for a Common Stock Purchase Warrant dated December 18, 2000 issued to Castle Creek (the "New Castle Creek Warrant") and a Promissory Note in the principal amount of $500,000 issued to Castle Creek (the "Castle Creek Note") and (ii) an Exchange Agreement with Marshall Capital Management, Inc. ("Marshall Capital") pursuant to which the Common Stock Purchase Warrant dated December 29, 1999 issued to Marshall Capital shall be exchanged for a Common Stock Purchase Warrant dated December 18, 2000 issued to Marshall Capital (the "New Marshall Capital Warrant") and a Promissory Note in the principal amount of $500,000 issued to Marshall Capital (the "Marshall Capital Note"). See attached copies of the press release issued on December 18, 2000, the Exchange Agreements, the New Castle Creek Warrant, the Castle Creek Note, the New Marshall Capital Warrant, the Marshall Capital Note and the Mutual General Releases entered into in connection with the Exchange Agreements, all of which are, by this reference, incorporated herein.



Exhibits to Form 8-K

1. Exchange Agreement by and between ON Technology Corporation and Castle Creek Technology Partners LLC dated December 18, 2000.

2. Exchange Agreement by and between ON Technology Corporation and Marshall Capital Management, Inc. dated December 18, 2000.

3. ON Technology Corporation Common Stock Purchase Warrant dated December 18, 2000 issued to Castle Creek Technology Partners LLC.

4. ON Technology Corporation Common Stock Purchase Warrant dated December 18, 2000 issued to Marshall Capital Management, Inc.

5. Promissory Note in the principal amount of $500,000 issued by ON Technology Corporation to Castle Creek Technology Partners LLC.

6. Promissory Note in the principal amount of $500,000 issued by ON Technology Corporation to Marshall Capital Management, Inc.

7.       ON Technology Corporation Press Release dated December 18, 2000.

8. Mutual General Release between ON Technology Corporation and Castle Creek Technology Partners LLC.

9. Mutual General Release between ON Technology Corporation and Marshall Capital Management, Inc.

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           ON Technology Corporation
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                                                      (Registrant)


Date   December 21, 2000                   By /s/ Robert L. Doretti
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                                              Robert L. Doretti
                                              Chief Executive Officer